Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Munjit Johal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Davi Skin, Inc. on Form 10-Q for the quarterly period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of Davi Skin, Inc.. on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of Davi Skin, Inc.

Date: August 19, 2008	By:	/s/ Munjit Johal
Munjit Johal Chief Financial Officer